Exhibit 99.1

Union Pacific Reports Second Quarter 2016 Results

Second Quarter Operating Ratio of 65.2 percent

FOR IMMEDIATE RELEASE

Second Quarter Results

•	Diluted earnings per share of $1.17 declined 15 percent.
•	Operating income totaled $1.7 billion, down 15 percent.
•	Operating ratio of 65.2 percent, up 1.1 points.

Omaha, Neb., July 21, 2016 – Union Pacific Corporation (NYSE: UNP) today reported 2016 second quarter net income of nearly $1.0 billion, or $1.17 per diluted share compared to about $1.2 billion, or $1.38 per diluted share, in the second quarter 2015.

“While the second quarter was again challenging from a volume perspective, we continued focusing on initiatives that are squarely in our control, such as being productive with our resources, providing our customers with excellent service, and improving our safety performance,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.

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Second Quarter Summary

Operating revenue of $4.8 billion was down 12 percent in the second quarter 2016 compared to the second quarter 2015.  Second quarter business volumes, as measured by total revenue carloads, declined 11 percent compared to 2015.  Volume declines in coal, intermodal, industrial products, chemicals, and automotive more than offset growth in agricultural products.  In addition:

•	Quarterly freight revenue decreased 13 percent compared to the second quarter 2015, as volume declines and lower fuel surcharge revenue more than offset core pricing gains.
•	Union Pacific’s 65.2 percent operating ratio was unfavorable by 1.1 points compared to the second quarter 2015.
•	The $1.45 per gallon average quarterly diesel fuel price in the second quarter 2016 was 27 percent lower than the second quarter 2015.
•	Quarterly train speed, as reported to the Association of American Railroads, was 26.6 mph, 8 percent faster than the second quarter 2015.
•	The Company repurchased 7 million shares in the second quarter 2016 at an aggregate cost of $602 million.

Summary of Second Quarter Freight Revenues

•	Agricultural Products down 3 percent
•	Chemicals down 5 percent
•	Automotive down 13 percent
•	Industrial Products down 14 percent
•	Intermodal down 16 percent
•	Coal down 27 percent

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2016 Outlook

“A soft global economy, the negative impact of the strong U.S. dollar on exports, and relatively weak demand for consumer goods will continue to pressure volumes through the second half of the year,” Fritz said.  “However, we see potential bright spots in certain segments of our business if key economic drivers continue to strengthen as they have in recent weeks.  Beyond the impact of the current macro environment, we are implementing a strategy that will make us a stronger company for the future.  In the months and years ahead we will continue to create competitive advantages for our customers, enhanced safety and satisfaction for our employees, strength in our communities, and solid returns for our shareholders.”

Second Quarter 2016 Earnings Conference Call

Union Pacific will host its second quarter 2016 earnings release presentation live over the Internet and via teleconference on Thursday, July 21, 2016 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2006-2015, Union Pacific invested approximately $33 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

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Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227.

Union Pacific Media contact: Aaron Hunt at 402-544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; its ability to generate financial returns, improve network performance and customer service, resource productivity and cost efficiency; implementation of corporate strategies; new business development opportunities; and providing returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2015, which was filed with the SEC on February 5, 2016.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2016	2015	%		2016	2015	%
Operating Revenues
Freight revenues	$4,430	$5,068	(13)%		$8,932	$10,319	(13)%
Other revenues	340	361	(6)		667	724	(8)
Total operating revenues	4,770	5,429	(12)		9,599	11,043	(13)
Operating Expenses
Compensation and benefits	1,160	1,305	(11)		2,373	2,674	(11)
Purchased services and materials	570	600	(5)		1,139	1,243	(8)
Depreciation	504	497	1		1,006	988	2
Fuel	346	541	(36)		666	1,105	(40)
Equipment and other rents	286	312	(8)		575	623	(8)
Other	244	225	8		493	484	2
Total operating expenses	3,110	3,480	(11)		6,252	7,117	(12)
Operating Income	1,660	1,949	(15)		3,347	3,926	(15)
Other income	77	142	(46)		123	168	(27)
Interest expense	(173)	(153)	13		(340)	(301)	13
Income before income taxes	1,564	1,938	(19)		3,130	3,793	(17)
Income taxes	(585)	(734)	(20)		(1,172)	(1,438)	(18)
Net Income	$979	$1,204	(19)%		$1,958	$2,355	(17)%

Share and Per Share
Earnings per share - basic	$1.17	$1.38	(15)%		$2.33	$2.69	(13)%
Earnings per share - diluted	$1.17	$1.38	(15)		$2.32	$2.68	(13)
Weighted average number of shares - basic	837.4	872.2	(4)		840.7	875.8	(4)
Weighted average number of shares - diluted	840.1	875.2	(4)		843.4	879.0	(4)
Dividends declared per share	$0.55	$0.55	-		$1.10	$1.10	-

Operating Ratio	65.2%	64.1%	1.1	pts	65.1%	64.4%	0.7	pts
Effective Tax Rate	37.4%	37.9%	(0.5)	pts	37.4%	37.9%	(0.5)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2016	2015	%	2016	2015	%
Freight Revenues (Millions)
Agricultural Products	$845	$867	(3)%	$1,727	$1,806	(4)%
Automotive	488	560	(13)	998	1,076	(7)
Chemicals	864	905	(5)	1,742	1,802	(3)
Coal	494	679	(27)	1,013	1,594	(36)
Industrial Products	830	970	(14)	1,664	1,987	(16)
Intermodal	909	1,087	(16)	1,788	2,054	(13)
Total	$4,430	$5,068	(13)%	$8,932	$10,319	(13)%
Revenue Carloads (Thousands)
Agricultural Products	229	225	2%	464	470	(1)%
Automotive	217	222	(2)	434	424	2
Chemicals	275	283	(3)	543	550	(1)
Coal	243	309	(21)	505	708	(29)
Industrial Products	275	308	(11)	549	614	(11)
Intermodal*	809	942	(14)	1,597	1,754	(9)
Total	2,048	2,289	(11)%	4,092	4,520	(9)%
Average Revenue per Car
Agricultural Products	$3,692	$3,844	(4)%	$3,721	$3,840	(3)%
Automotive	2,247	2,528	(11)	2,298	2,540	(10)
Chemicals	3,146	3,197	(2)	3,208	3,277	(2)
Coal	2,026	2,197	(8)	2,005	2,251	(11)
Industrial Products	3,025	3,144	(4)	3,033	3,234	(6)
Intermodal*	1,124	1,154	(3)	1,120	1,171	(4)
Average	$2,163	$2,213	(2)%	$2,183	$2,283	(4)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Jun. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Assets
Cash and cash equivalents	$1,830	$1,391
Short-term investments	330	-
Other current assets	2,406	2,739
Investments	1,408	1,410
Net properties	49,461	48,866
Other assets	255	194
Total assets	$55,690	$54,600

Liabilities and Common Shareholders' Equity
Debt due within one year	$409	$594
Other current liabilities	2,686	2,612
Debt due after one year	14,777	13,607
Deferred income taxes	15,593	15,241
Other long-term liabilities	1,803	1,844
Total liabilities	35,268	33,898
Total common shareholders' equity	20,422	20,702
Total liabilities and common shareholders' equity	$55,690	$54,600

Debt to Capital	42.6%	40.7%
Adjusted Debt to Capital*	47.1%	45.7%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2016	2015
Operating Activities
Net income	$1,958	$2,355
Depreciation	1,006	988
Deferred income taxes	349	237
Other - net	212	193
Cash provided by operating activities	3,525	3,773

Investing Activities
Capital investments	(1,590)	(2,207)
Purchase of short-term investments	(330)	-
Other - net	82	71
Cash used in investing activities	(1,838)	(2,136)

Financing Activities
Debt issued	1,428	2,243
Common shares repurchased	(1,252)	(1,605)
Dividends paid*	(925)	(1,401)
Debt repaid	(449)	(396)
Other - net	(50)	(23)
Cash used in financing activities	(1,248)	(1,182)

Net Change in Cash and Cash Equivalents	439	455
Cash and cash equivalents at beginning of year	1,391	1,586
Cash and Cash Equivalents at End of Period	$1,830	$2,041

Free Cash Flow**
Cash provided by operating activities	$3,525	$3,773
Cash used in investing activities	(1,838)	(2,136)
Dividends paid	(925)	(1,401)
Free cash flow	$762	$236

*The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, as well as the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015.  Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2016	2015	%	2016	2015	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	202,943	227,608	(11)%	408,423	464,821	(12)%
Employees (average)	43,053	48,992	(12)	43,354	48,911	(11)
GTMs (millions) per employee	4.71	4.65	1	9.42	9.50	(1)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.45	$ 1.99	(27)%	$ 1.35	$ 1.97	(31)%
Fuel consumed in gallons (millions)	232	264	(12)	479	546	(12)
Fuel consumption rate*	1.144	1.163	(2)	1.174	1.175	-

AAR Reported Performance Measures
Average train speed (miles per hour)	26.6	24.6	8%	27.0	24.6	10%
Average terminal dwell time (hours)	27.1	28.4	(5)	27.8	29.5	(6)

Revenue Ton-Miles (Millions)
Agricultural Products	21,565	21,281	1%	43,856	44,263	(1)%
Automotive	4,528	4,749	(5)	9,106	9,042	1
Chemicals	16,841	18,676	(10)	34,113	36,885	(8)
Coal	23,811	31,233	(24)	48,584	72,943	(33)
Industrial Products	16,904	19,334	(13)	33,945	39,502	(14)
Intermodal	19,226	20,986	(8)	37,934	40,034	(5)
Total	102,875	116,259	(12)%	207,538	242,669	(14)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2016
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,502	$4,430	$8,932
Other revenues	327	340	667
Total operating revenues	4,829	4,770	9,599
Operating Expenses
Compensation and benefits	1,213	1,160	2,373
Purchased services and materials	569	570	1,139
Depreciation	502	504	1,006
Fuel	320	346	666
Equipment and other rents	289	286	575
Other	249	244	493
Total operating expenses	3,142	3,110	6,252
Operating Income	1,687	1,660	3,347
Other income	46	77	123
Interest expense	(167)	(173)	(340)
Income before income taxes	1,566	1,564	3,130
Income taxes	(587)	(585)	(1,172)
Net Income	$979	$979	$1,958

Share and Per Share
Earnings per share - basic	$1.16	$1.17	$2.33
Earnings per share - diluted	$1.16	$1.17	$2.32
Weighted average number of shares - basic	844.0	837.4	840.7
Weighted average number of shares - diluted	846.7	840.1	843.4
Dividends declared per share	$0.55	$0.55	$1.10

Operating Ratio	65.1%	65.2%	65.1%
Effective Tax Rate	37.5%	37.4%	37.4%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2016
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$882	$845	$1,727
Automotive	510	488	998
Chemicals	878	864	1,742
Coal	519	494	1,013
Industrial Products	834	830	1,664
Intermodal	879	909	1,788
Total	$4,502	$4,430	$8,932
Revenue Carloads (Thousands)
Agricultural Products	235	229	464
Automotive	217	217	434
Chemicals	268	275	543
Coal	262	243	505
Industrial Products	274	275	549
Intermodal*	788	809	1,597
Total	2,044	2,048	4,092
Average Revenue per Car
Agricultural Products	$3,749	$3,692	$3,721
Automotive	2,350	2,247	2,298
Chemicals	3,272	3,146	3,208
Coal	1,985	2,026	2,005
Industrial Products	3,041	3,025	3,033
Intermodal*	1,116	1,124	1,120
Average	$2,202	$2,163	$2,183

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt (a)	$15,186	$14,201
Equity	20,422	20,702
Capital (b)	$35,608	$34,903
Debt to capital (a/b)	42.6%	40.7%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Jun. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt	$15,186	$14,201
Net present value of operating leases	2,606	2,726
Unfunded pension and OPEB	416	463
Adjusted debt (a)	18,208	17,390
Equity	20,422	20,702
Adjusted capital (b)	$38,630	$38,092
Adjusted debt to capital (a/b)	47.1%	45.7%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.7% at June 30, 2016, and 4.8% at December 31, 2015. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.